Exhibit 99.15

Consolidated Analytics, Inc

Form ABS Due Diligence 15-E

OBX 2022-J1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM ABS DUE DILIGENCE-15E

CERTIFICATION OF PROVIDER OF THIRD-PARTY DUE DILGENCE SERVICES FOR ASSET-BACKED SECURITIES

Item 1: Identity of the person providing third-party due diligence services

Legal Name: Consolidated Analytics, Inc

Business Name (If Different):

Principal Business Address: 1500 S. Douglass Rd., Ste. 110B Anaheim, CA 92806

Item 2: Identity of the person who paid the person to provide due diligence services

Legal Name: Bank of America, N.A.

Business Name (If Different):

Principal Business Address: 31303 Agoura Road, Westlake Village, CA 91361

Item 3: Credit rating criteria

The third-party due diligence services are intended to generally comply with currently known rating agency criteria for newly originated mortgage loans.

Item 4: Description of the due diligence performed

See Attachment A.

Item 5: Summary of findings and conclusions of review

See Attachment B.

CERTIFICATION

The undersigned has executed this Form ABS Due Diligence 15E on behalf of, and on the authority of, the person identified in Item 1 of the Form. The undersigned, on behalf of the person, represents that the person identified in Item 1 of the Form conducted a thorough review in performing the due diligence described in Item 4 attached to this Form and that the information and statements contained in this Form, including Items 4 and 5 attached to this Form, which are part of this Form, are accurate in all significant respects.

Consolidated Analytics, Inc

By:

Date:______________________

Attachment A

Item 4: Description of the due diligence performed

OBX 2022-J1

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by Bank of America, N.A., through a bulk purchase. The Review was conducted from April 2021 to December 2021 on mortgage loans originated between April 2021 and December 2021.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of 333 loans with an aggregate principal balance of $287,151,240.00

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, DBRS and Moody’s, identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Last Name
Escrow Indicator	Loan Purpose	Application Date
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Months Reserves	Self-Employment Flag
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
AUS Type	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Loan Closing Date
Channel	Original HOA Payment	Property County

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

1.	Income / Assets
a.	Validate borrower(s) monthly gross income
b.	Validate funds required to close, required reserves
c.	Review file documentation for required level of income and asset verifications
2.	Employment Status
a.	Review file documentation for required level of employment
3.	Monthly Mortgage Payment
a.	Confirm program, qualifying rate, terms
4.	Simultaneous Loans
a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
a.	Validate subject loan monthly payment (PITI) and associated obligations
6.	Debts / Obligations
a.	Validate monthly recurring liabilities
7.	DTI and/or Residual Income
a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
b.	Documentation meets Appendix Q requirements for QM Loans
8.	Credit History
a.	Review credit report for credit history and required credit depth including any / all inquiries
b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value
10.	Review borrower's occupancy
11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history
12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
13.	Confirm that Final 1003 is sufficiently completed
14.	Provide Audit 1008 with accurate data based on file documentation
15.	Confirm Loan Approval conditions were met
16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability

2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

6.	Review appraisal to ensure all required documents were included.

7.	Review location map provided within the appraisal for external obsolescence.

8.	Ensure highest and best use and zoning complies with guidelines.

9.	Confirm there are no marketability issues that affect the subject property.

10.	Ensure subject property does not suffer any functional obsolescence.

11.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

12.	Additional valuation products (Desktop Reviews and Field Reviews) were obtained to confirm the value was supported within 10% tolerance. This population was obtained by the client and ordered by Consolidated Analytics.
13.	For all loans within the population, additional valuation products were not required when the CU score provided was below or equal to 2.5. In the event the CU score was not provided or was greater than 2.5, an additional valuation product was obtained to confirm value was supported within 10% tolerance.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (333 loans in total):

54 loans had an Automated Valuation model which was performed by Collateral Analytics. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

281 loans had Desktop Reviews which were provided by the client. Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator or Consolidated Analytics.

If a loan with a Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, 2055 a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed.

1 loan had a Field Review or 2055.

5 loans did not require a valuation product since the CU score was 2.5 or less.

Product totals may not sum due to multiple products for each loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such finding.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the loans received a grade “B” or higher with 87.09% of the pool receiving an Overall “A” grade.

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	290	$245,511,666	87.09%
Event Grade B	43	$41,639,574	12.91%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	333	$287,151,240	100%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	311	93.39%
Event Grade B	22	6.61%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	333	100%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	313	93.99%
Event Grade B	20	6.01%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	333	100%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	331	99.40%
Event Grade B	2	0.60%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	333	100%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total

Credit	A	Appraisal date is greater than 120 days from Origination date.	7
		Asset Documents are Incomplete	9
		AUS is Missing	5
		AUS is Partial	3
		Balance Sheet Does Not Meet Guidelines	2
		Borrower Employment Verification does not meet guidelines	9
		Borrower Income Verification does not match Approval	10
		Borrower Liabilities Verification Indicator is Partial	10
		Borrower Transcripts are missing	4
		CoBorrower Employment Verification does not meet guidelines	2
		CoBorrower Income Verification does not match Approval	7
		CoBorrower Liabilities Verified Indicator is Partial	1
		DTI Exceeds AUS Maximum Allowable	7
		Executed HELOC closure letter not provided.	17
		Final Loan Application is Missing	1
		Final Loan Application is Partial	1
		Flood Insurance Policy is Missing	1
		Fraud Report Shows Uncleared Alerts	1
		Fully Executed Purchase Contract is Missing	1

		HAZARD INSURANCE CERTIFICATE MISSING	1
		Hazard Insurance Coverage is Not Sufficient.	1
		Hazard Insurance Effective Date is after the Note Date	1
		Hazard Insurance Indicator is Partial	6
		HMDA Data Tape Not Provided	317
		HMDA Discrepancy(s) Noted	33
		Housing history does not meet guidelines	15
		Initial Loan Application is Missing	2
		Insufficient cash to close.	2
		Liquid Reserves (Dollar Amount) are less than AUS Minimum Required	1
		Liquid Reserves (Months) are less than AUS Minimum Required.	1
		Liquid Reserves are less than Guidelines Required	1
		No Credit Findings	6
		Note Document Indicator is Missing	1
		Note is not executed by all borrowers	1
		Profit and Loss Does Not Meet Guidelines	1
		Property is located in a FEMA disaster area	105
		Qualifying DTI exceeds Guideline Maximum Allowable	3
		Servicing Comments are Missing	108
		Title Policty is Partial	1
		Transmittal Summary is Missing	2
		Total Credit Grade (A) Exceptions:	707

Credit	B	Cash to Borrower Exceeds Maximum Allowable	1
		DTI Exceeds AUS Maximum Allowable	1
		Hazard Insurance Indicator is Partial	15
		HMDA Data Tape Not Provided	1
		Housing history does not meet guidelines	1
		Property is located in a FEMA disaster area	2
		Qualifying DTI exceeds Guideline Maximum Allowable	1
		Total Credit Grade (B) Exceptions:	22

Compliance	A	ATR/QM Status is Pending	18
		Charges That Cannot Increase Test	11
		Charges That In Total Cannot Increase More Than 10% Test	3
		Consummation or Reimbursement Date Validation Test	6
		Escrow Waiver Disclosure is Missing	6
		eSigned Documents Consent is Missing	3
		eSigned Documents Consent is Partial	1

Home loan Toolkit is Missing	1
Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	2
Initial Closing Disclosure Delivery Date Test	6
Initial Loan Estimate Delivery Date Test (from application)	1
Lender Credits That Cannot Decrease Test	2
Lender did not provide ATR/QM Status Determination	1
MI HB 6121 Mortgage Loan Finding	2
Mortgage Loan Finding	1
No Compliance Findings	7
Original PI Payment on Note does not equal PI Payment on Final Closing Disclosure	1
Per Diem Interest Amount Test	1
Prohibited Fees Test	1
Regulation § 1026.43(c)(2)(i) failure - The borrower(s) reasonably expected income or assets was not properly considered.	2
Regulation § 1026.43(c)(2)(ii) failure - The borrower(s) current employment status was not verified.	2
Regulation §1026.43(e)(2)(vi) failure - The Qualified Mortgage calculated DTI is greater than 43.00%.	2
Reimbursement Amount Test	5
Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	1
Right to Cancel by Date does not provide a 3 day rescission period from the Note Date	1
Right to Cancel is Missing	3
Right to Cancel Transaction Date is different from the Transaction Date	2
Security Instrument Indicator is Missing	1
The file does not contain a complete copy of the Closing Disclosure. Unable to fully test for TRID tolerance.	1
TILA Right of Rescission Test	8
TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	2
TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
TRID "Section F. Prepaids" Validation Test	1
TRID Disclosure Delivery and Receipt Date Validation Test	1
TRID Post-Consummation Reason for Redisclosure Validation Test	2

		Vermont Mortgage Lender License Prohibited Fees Test	2
		Total Compliance Grade (A) Exceptions:	111

Compliance	B	Affiliated Business Disclosure is Missing	2
		Charges That Cannot Increase Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Consummation or Reimbursement Date Validation Test	1
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	10
		Initial Escrow Account Disclosure is Missing	1
		Intent to Proceed is Missing	1
		Per Diem Interest Amount Test	1
		Reimbursement Amount Test	1
		TILA Financing of Credit Insurance Test	1
		TILA Right of Rescission Test	3
		TRID "Section B. Services You Cannot Shop For / Services Borrower Did Not Shop For" Validation Test	1
		TRID "Section C. Services You Can Shop For / Services Borrower Did Shop For" Validation Test	1
		TRID Initial Closing Disclosure Date and Funding Date Validation Test	1
		Total Compliance Grade (B) Exceptions:	26

Valuation	A	Origination Appraisal is Partial	1
		Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	13
		Second Appraisal is Missing	1
		Third party AVM Confidence Score is less than 80%	1
		Third Party AVM to appraised value exceeds 10% allowable variance	7
		Third Party Valuation Product not Provided	118
		Third Party Valuation Product Not Provided and CU Score is Greater Than 2.5	5
		Third Party Valuation Product Not Provided and FHLMC Collateral Rep & Warrant Relief is Not Eligible or Unavailable.	4
		Third Party Valuation Product not Provided.	1
		Title Issues Present	3
		Total Valuation Grade (A) Exceptions:	154

Valuation	B	Property located in FEMA Declared Disaster Area with no subsequent Property Inspection	1

Third Party Desk Review variance to appraised value exceeds 10%	1
Total Valuation Grade (B) Exceptions:	2

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 333 mortgage loans reviewed, 19 unique mortgage loans (by loan count) had a total of 12 different tape discrepancies across 4 data fields (some mortgage loans may have had more than one). A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower_Last_Name	1	0.30%
Escrow_Indicator	16	4.80%
Property_City	1	0.30%
Property_Address	1	0.30%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.

B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.